Note 7 - Long-term Debt - Long-term Debt (Details) - USD ($) $ in Thousands		Jun. 30, 2021	Dec. 31, 2020
Debt issuance costs, net (a)	[1]	$ (2,082)	$ 0
Long term debt		11,918	0
Less current portion of long-term debt		0	0
Long-term debt, net		11,918	0
Revolving Credit Facility [Member]
Revolving Credit Facility due 2024		$ 14,000	$ 0

[1]	Debt issuance costs as of June 30, 2021 consisted of $2.2 million in costs less accumulated amortization of $81,000. Debt issuance costs as of December 31, 2020 of $401,000, net of accumulated amortization of $4,000, were classified in other noncurrent assets on the accompanying balance sheet due to the fact that the Company had no outstanding debt at that time.